Other Income (Expense)	12 Months Ended
Dec. 31, 2025
Other (Expense) Income, Net [Abstract]
OTHER INCOME (EXPENSE)

NOTE 13 - OTHER INCOME (EXPENSE)

Other income (expense) consisted of the following:

	For the Years Ended December 31,
	2025	2024	2023
Waste sales	$10,825	$8,786	$6,897
Donation	-	(1,123)	(426)
Loss on disposal of assets	(69,297)	(24,905)	(648)
Other, net	14,432	36,425	28,617
Total other income (expense)	$(44,040)	$19,183	$34,440